                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) April 23, 2001


                               PEN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



       Tennessee                   333-60599                     62-0852576
    (State or other         (Commission File Number)           (IRS Employer
    jurisdiction of                                          Identification No.)
    incorporation)




             5110 Maryland Way, Suite 300 Brentwood, Tennessee 37027
            (Address of principal executive offices)         (Zip Code)



        Registrant's telephone number, including area code (615) 371-7300

ITEM 5. OTHER EVENTS.

         On March 15, 2001, Pen Holdings, Inc. ("Pen Holdings") and certain of its subsidiaries entered into the Forbearance and Amendment No. 4 (the "Original Bank Forbearance Agreement") to the Amended and Restated Credit Agreement (the "Credit") between Pen Holdings, certain of its subsidiaries and Mellon Bank, N.A. ("Mellon") as agent under the Credit and for itself, CIBC, Inc., and AmSouth Bank (collectively, the "Banks") dated June 3, 1998, as amended. The Original Bank Forbearance Agreement was necessary as a result of the occurrence of certain potential defaults or events of default occurring under the Credit which arose as a result of the Supreme Court of Kentucky's decision not to review the lower state court's decision in The Elk Horn Coal Corporation ("Elk Horn") v. Cheyenne Resources, Inc. (the "Cheyenne Litigation"). On February 26, 2001, Pen Holdings issued a Form 8-K, including an attached related press release, which more fully described the Supreme Court's decision not to review the lower court's decision. The Original Bank Forbearance Agreement would have terminated by its terms on April 16, 2001.

         On April 16, 2001, Pen Holdings and the Banks entered a letter agreement amending the Original Bank Forbearance Agreement which extended the forbearance period under the Original Bank Forbearance Agreement until April 23, 2001. On April 23, 2001, Pen Holdings and the Banks entered into a second letter agreement amending the Original Bank Forbearance Agreement which further extended the forbearance period under the Original Bank Forebearance Agreement until April 30, 2001 (the "Second Letter Agreement"). The Second Letter Agreement is filed as Exhibit 99.1 hereto.

The statements contained in this Form 8-K and Exhibits hereto that are not historical facts are "forward looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). Management cautions the reader that these forward-looking statements are only predictions. No assurance can be given that future results will be achieved; actual events or results may differ materially as a result of risks facing Pen Holdings and it subsidiaries. Such risks include those described under the caption "Risk Factors" in Pen Holdings' Form 10-K for the year ended December 31, 1999 filed with the Securities and Exchange Commission and risks relating to the ultimate remedies sought by the Banks, Travelers Casualty and Surety Company of America or Pen Holdings' and its subsidiaries' other creditors as a result of the events giving rise to the issuance of this Form 8-K. Such risks could cause actual results to vary materially from the future results indicted, expressed or implied, in such forward-looking statements.


ITEM 7. EXHIBITS.

Exhibit 99.1 - The Second Letter Agreement

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 25, 2001                 PEN HOLDINGS, INC.


                                     By: /s/ Mark A. Oldham
                                        ------------------------------
                                        Name: Mark A. Oldham
                                        Title: Chief Financial Officer

                                    Exhibits


Exhibit 99.1  -  The Second Letter Agreement